UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) January 22, 2021
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously reported, effective January 1, 2021, Phillippe Lord was appointed as Chief Executive Officer of Meritage Homes Corporation (the “Company”) to succeed Steven J. Hilton, Clinton Szubinski was appointed as Chief Operating Officer, and Mr. Hilton will now serve as the Executive Chairman.

On January 22, 2021, in connection with his appointment as Chief Executive Officer, the Company and Mr. Lord entered into a new employment agreement. Pursuant to this agreement, Mr. Lord will receive a base salary of $850,000, an annual cash incentive bonus with target bonus of $2,125,000 (with a payout ranging from 0% to 200% contingent on the achievement of certain performance goals ), and an annual equity award grant with an aggregate award value equal to $2,975,000, with 50% of the award value to be comprised of service-based restricted stock units and 50% of the award value to be comprised of performance shares. The performance share award will vest contingent upon the achievement of established performance targets over three years with a payout range between 0% and 150% of target.

The above description of Mr. Lord’s compensation arrangement is qualified in its entirety by the terms and conditions set forth in the employment agreement filed at Exhibit 10.1 to this Form 8-K, which is incorporated by reference herein.

In connection with his appointment as Chief Operating Officer, on January 22, 2021 the Company and Mr. Szubinski entered into an employment agreement. Pursuant to this agreement, Mr. Szubinski will receive a base salary of $600,000, an annual cash incentive bonus with target bonus of $1,200,000 (with a payout ranging from 0% to 200% contingent on the achievement of certain performance goals), and an annual equity award grant with an aggregate award value equal to $1,200,000, with 50% of the award value to be comprised of service-based restricted stock units and 50% of the award value to be comprised of performance shares. The performance share award will vest based upon the achievement of established performance targets over three years with a payout range between 0% and 150% of target.

The above description of Mr. Szubinski’s compensation arrangement is qualified in its entirety by the terms and conditions set forth in the employment agreement filed at Exhibit 10.2 to this Form 8-K, which is incorporated by reference herein.

In connection with his retirement from the position of Chief Executive Officer and continued service as Executive Chairman, on January 22, 2021 the Company and Mr. Hilton entered into a new employment agreement. Pursuant to this agreement, Mr. Hilton will receive an annual base salary of $1,000,000, an annual cash incentive bonus with target bonus of $1,000,000 (with a payout ranging from 0% to 100% contingent on the achievement of certain performance goals), and an annual equity award grant with an aggregate award value of $1,000,000 with 50% of the award value to be comprised of service-based restricted stock units and 50% of the award value to be comprised of performance shares. The performance share award will vest based upon the achievement of established performance targets over three years with a payout range between 0% and 100% of target.

The above description of Mr. Hilton’s compensation arrangement is qualified in its entirety by the terms and conditions set forth in the employment letter agreement at Exhibit 10.3 to this Form 8-K, which is incorporated by reference herein.

Also on January 22, 2021, the Company and Hilla Sferruzza, Executive Vice President and Chief Financial Officer, entered into a new employment agreement. Pursuant to this agreement, Ms. Sferruzza will receive a base salary of $675,000, an annual cash incentive bonus with target bonus of $843,750 (with a payout ranging from 0% to 200% contingent on the achievement of certain performance goals), and an annual equity award grant with an aggregate award value equal to $1,350,000, with 50% of the award value to be comprised of service-based restricted stock units and 50% of the award value to be comprised of performance shares. The performance share award will vest contingent upon the achievement of established performance targets over three years with a payout range between 0% and 150% of target.

The above description of Ms. Sferruzza’s compensation arrangement is qualified in its entirety by the terms and conditions set forth in the employment letter agreement at Exhibit 10.4 to this Form 8-K, which is incorporated by reference herein.

Also on January 22, 2021, the Company and Javier Feliciano, Executive Vice President and Chief People Officer, entered into a new employment agreement. Pursuant to this agreement, Mr. Feliciano will receive a base salary of $400,000, an annual cash incentive bonus with target bonus of $300,000 (with a payout ranging from 0% to 200% contingent on the achievement of certain performance goals ), and an annual equity award grant with an aggregate award value equal to $500,000, with 50% of the award value to be comprised of service-based restricted stock units and 50% of the award value to be comprised of performance shares. The performance share award will vest contingent upon the achievement of established performance targets over three years with a payout range between 0% and 150% of target.

The above description of Mr. Feliciano’s compensation arrangement is qualified in its entirety by the terms and conditions set forth in the employment letter agreement at Exhibit 10.6 to this Form 8-K, which is incorporated by reference herein.

Also, on January 22, 2021, C. Timothy White's previous employment agreement was supplemented with an exhibit containing administrative clarifications, with no compensation adjustments. Following is a summary of the current compensation for each of the Company's executive officers as of January 1, 2021.

Base Salary Compensation

Executive Officer	Base Salary
Phillippe Lord	$850,000
Hilla Sferruzza	$675,000
C. Timothy White	$560,000
Clinton Szubinski	$600,000
Javier Feliciano	$400,000
Steven J. Hilton	$1,000,000

Performance-Based Compensation

Executive Officer	Annual Target Cash Incentive Compensation (1)	Annual Target (non-cash) Equity Incentive Compensation (2)
Phillippe Lord	$2,125,000	$2,975,000
Hilla Sferruzza	$843,750	$1,350,000
C. Timothy White	$610,909	$865,454
Clinton Szubinski	$1,200,000	$1,200,000
Javier Feliciano	$300,000	$500,000
Steven J. Hilton	$1,000,000	$1,000,000

(1) Actual payout for cash incentive compensation can range from 0% to 200% contingent upon the achievement of performance goals, with the exception of Mr. Hilton whose payout range is between 0% and 100%.

(2) 50% of the award value is to be comprised of service-based restricted stock units and 50% of the award value is to be comprised of performance shares. The performance share awards will vest based upon the achievement of established performance targets over three years with a payout range between 0% and 150% of target, with the exception of Mr. Hilton whose payout range is between 0% and 100%.

In addition, Messrs. Lord, Szubinski, Feliciano and Hilton and Ms. Sferruzza also entered into a revised severance plan on January 22, 2021, with revised benefits outlined in the table below.

	Voluntary Resignation by Officer Without Good Reason or Termination by the Company With Cause	Voluntary Resignation by Officer With Good Reason or Termination by the Company Without Cause (1)	Death or Disability	Retirement (2)	In Connection with Change In Control (6)
Base salary and paid time off through date of termination	X	X	X	X	X
Pro-rata annual cash incentive bonus for period in which termination occurs based on actual performance achieved		X		X
Target annual cash incentive bonus for the performance period in which the termination occurs			X
Pro-rata target annual cash incentive bonus for the performance period in which the termination occurs					X
Service based (time based) awards and restricted stock units that are outstanding shall immediately vest and become unrestricted			X	X	X
100% of performance share awards (or restricted stock units) shall immediately vest and become unrestricted (7)					X
Previously granted performance-based shares (or performance-based restricted stock units) that have not vested will immediately vest and become unrestricted following the end of the applicable performance period based on actual performance achieved			X	X
Any outstanding and vested stock options will remain exercisable as provided by in the original equity awards (3) (4)	X	X	X
Any outstanding and unvested stock options will immediately vest and will remain exercisable for the 12 months following the termination date. (8)			X	X	X
Payment for health coverage equal to 100% of monthly COBRA premium for 24 months		X			X
Severance payment equal to a multiplier based on the respective role at time of termination times the executive officer’s base salary plus a multiplier based on the respective role at time of termination times the target bonus in the year of termination (5)		X			X

(1)If the executive whose employment is being terminated by the Company without cause satisfies the service requirements for Retirement as described in Note (2) below, the executive may elect to receive Retirement benefits.
(2)In order to qualify for the above retirement termination benefits, in addition to any time restrictions as contemplated in each individual employment agreement, executive must complete 15 cumulative years as an executive officer (as defined by the Executive Severance Agreement) or member of the board. Neither Ms. Sferruzza or Messrs. Lord, Szubinski or Feliciano have yet satisfied the 15 year threshold.
(3)Upon termination for cause, any outstanding and vested stock options shall be cancelled as of the termination date.
(4)In the event of death or disability, stock options will remain exercisable until the 12 month anniversary of the termination date, provided, however, that the post-termination exercise period for any individual stock option will not extend beyond the earlier of its original maximum term or the tenth anniversary of the original date of grant.
(5)Severance payments for Ms. Sferruzza and Mr. Feliciano in a non change-in-control have minimum payments of $2,000,000 and $1,137,500, respectively.

(6)Voluntary resignation with good reason must take place within the time period as defined in the severance plan with respect to a change-in- control.
(7)In the event the performance shares are to vest based on achievement of future performance, vesting calculation is to assume target levels had been achieved for the performance criteria.
(8)In the event of retirement, any outstanding and unvested stock options will immediately vest and will remain exercisable for the remainder of the original term, but not later than the tenth anniversary of original date of grant.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
10.1	Phillippe Lord Employment Agreement	Filed herewith
10.2	Clinton Szubinski Employment Agreement	Filed herewith
10.3	Steven J. Hilton Employment Agreement	Filed herewith
10.4	Hilla Sferruzza - Employment Agreement	Filed herewith
10.5	C. Timothy White - Revised Exhibit A to Third Amended and Restated Employment Agreement	Filed herewith
10.6	Javier Feliciano - Employment Agreement	Filed herewith
10.7	Meritage Homes Corporation Executive Severance Agreement	Filed herewith
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 26, 2021

MERITAGE HOMES CORPORATION

/s/	Javier Feliciano
By:	Javier Feliciano
Executive Vice President and Chief People Officer